ADVISORSHARES TRUST

AdvisorShares Madrona Global Bond ETF

NYSE Arca Ticker: FWDB

Supplement dated March 29, 2019

to the Statement of Additional Information

dated November 1, 2018

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) for the AdvisorShares Madrona Global Bond ETF (the “Fund”) and should be read in conjunction with that document.

Effective April 1, 2019, Madrona Funds, LLC (“Madrona”) will no longer serve as investment sub-advisor to the Fund. All references in the SAI to Madrona as an investment sub-advisor and to Brian K. Evans, Robert W. Bauer and Kristi R. Henderson, the portfolio managers employed by Madrona, are hereby deleted.

As a result of this change, effective April 1, 2019, the Fund’s name will change to AdvisorShares FolioBeyond Smart Core Bond ETF. In addition, while the Fund will remain a global bond fund of funds, the Fund’s principal investment strategy will change as set forth in the Fund’s prospectus dated April 1, 2019. AdvisorShares Investments, LLC (the “Advisor”) will continue to serve as investment advisor to the Fund and will provide day-to-day portfolio management services consistent with the Fund’s investment objective and principal investment strategy. Robert M. Parker, Director of Capital Markets of the Advisor, will serve as the portfolio manager for the Fund. Information about Mr. Parker is available in the Fund’s prospectus and SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.